INVESTOR FINANCIAL SUPPLEMENT
March 31, 2024

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 24, 2024
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
HIGHLIGHTS
Net income	$753	$771	$651	$547	$535
Net income available to common stockholders [1]	$748	$766	$645	$542	$530
Core earnings*	$709	$935	$708	$588	$536
Total revenues	$6,419	$6,400	$6,168	$6,049	$5,910
Total assets	$77,710	$76,780	$74,516	$73,895	$74,249
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$2.51	$2.55	$2.12	$1.75	$1.69
Core earnings*	$2.38	$3.11	$2.32	$1.90	$1.71
Diluted earnings per common share
Net income available to common stockholders	$2.47	$2.51	$2.09	$1.73	$1.66
Core earnings*	$2.34	$3.06	$2.29	$1.88	$1.68
Weighted average common shares outstanding (basic)	298.1	300.3	304.6	309.4	314.0
Dilutive effect of stock compensation	4.5	4.8	4.4	3.9	4.6
Weighted average common shares outstanding and dilutive potential common shares (diluted)	302.6	305.1	309.0	313.3	318.6
Common shares outstanding	296.8	298.5	302.4	307.1	311.8
Book value per common share	$50.99	$50.23	$44.13	$45.00	$44.92
Per common share impact of accumulated other comprehensive income [2]	10.10	9.54	13.82	11.47	10.44
Book value per common share (excluding AOCI)*	$61.09	$59.77	$57.95	$56.47	$55.36
Book value per diluted share	$50.23	$49.43	$43.50	$44.43	$44.27
Per diluted share impact of AOCI	9.95	9.40	13.62	11.33	10.28
Book value per diluted share (excluding AOCI)*	$60.18	$58.83	$57.12	$55.76	$54.55
Common shares outstanding and dilutive potential common shares	301.3	303.3	306.8	311.0	316.4
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	18.5%	17.5%	17.7%	14.4%	12.8%
Core earnings ROE*	16.6%	15.8%	14.9%	13.6%	14.3%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Earned premiums	$5,446	$5,433	$5,310	$5,220	$5,063
Fee income	333	323	330	328	319
Net investment income	593	653	597	540	515
Net realized gains (losses)	28	(27)	(90)	(64)	(7)
Other revenues	19	18	21	25	20
Total revenues	6,419	6,400	6,168	6,049	5,910
Benefits, losses and loss adjustment expenses	3,611	3,633	3,543	3,580	3,482
Amortization of deferred policy acquisition costs ("DAC")	545	534	517	502	491
Insurance operating costs and other expenses	1,283	1,214	1,226	1,225	1,216
Interest expense	50	49	50	50	50
Amortization of other intangible assets	18	18	18	17	18
Restructuring and other costs [1]	1	2	1	3	—
Total benefits, losses and expenses	5,508	5,450	5,355	5,377	5,257
Income before income taxes	911	950	813	672	653
Income tax expense	158	179	162	125	118
Net income	753	771	651	547	535
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	748	766	645	542	530
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(30)	16	76	53	7
Restructuring and other costs, before tax [1]	1	2	1	3	—
Integration and other non-recurring M&A costs, before tax [2]	2	2	2	2	2
Change in deferred gain on retroactive reinsurance, before tax [3]	(24)	194	—	—	—
Income tax expense (benefit) [4]	12	(45)	(16)	(12)	(3)
Core earnings	$709	$935	$708	$588	$536
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group life and disability business.
[3]During the three months ended March 31, 2024, the Company began collecting recoveries from National Indemnity Company ("NICO”), a subsidiary of Berkshire Hathaway Inc. related to the Navigators adverse development cover ("Navigators ADC") and as a result amortized $24 of the deferred gain within benefits, losses and loss adjustment expenses. As of March 31, 2024 and December 31, 2023, the deferred gain under retroactive reinsurance accounting on the Navigators ADC was $185 and $209, respectively, and is included in other liabilities on the Consolidating Balance Sheets.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income (loss):
Commercial Lines	$573	$687	$519	$458	$421
Personal Lines	34	34	(12)	(60)	(1)
Property & Casualty Other Operations ("P&C Other Operations")	8	(154)	9	9	6
Property & Casualty ("P&C")	615	567	516	407	426
Group Benefits	108	176	146	121	92
Hartford Funds	45	47	41	45	41
Sub-total	768	790	703	573	559
Corporate	(15)	(19)	(52)	(26)	(24)
Net income	753	771	651	547	535
Preferred stock dividends	5	5	6	5	5
Net income available to common stockholders	$748	$766	$645	$542	$530

Core earnings (loss):
Commercial Lines	$546	$723	$542	$493	$436
Personal Lines	33	36	(8)	(57)	—
P&C Other Operations	7	(1)	11	10	8
P&C	586	758	545	446	444
Group Benefits	107	174	170	133	90
Hartford Funds	41	39	45	44	37
Sub-total	734	971	760	623	571
Corporate	(25)	(36)	(52)	(35)	(35)
Core earnings	$709	$935	$708	$588	$536

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Mar 31 2024	Dec 31 2023	Mar 31 2024	Dec 31 2023	Mar 31 2024	Dec 31 2023	Mar 31 2024	Dec 31 2023	Mar 31 2024	Dec 31 2023
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$32,457	$31,408	$8,199	$8,222	$—	$—	$184	$188	$40,840	$39,818
Fixed maturities, at fair value using the fair value option	240	272	52	55	—	—	—	—	292	327
Equity securities, at fair value	344	456	74	99	110	121	208	188	736	864
Mortgage loans, net	4,571	4,493	1,626	1,594	—	—	—	—	6,197	6,087
Limited partnerships and other alternative investments	3,833	3,770	1,033	1,015	—	—	—	—	4,866	4,785
Other investments	172	162	7	8	22	21	—	—	201	191
Short-term investments	1,591	2,127	104	382	253	243	1,027	1,098	2,975	3,850
Total investments	43,208	42,688	11,095	11,375	385	385	1,419	1,474	56,107	55,922
Cash	188	106	43	12	22	7	21	1	274	126
Restricted cash	42	52	6	11	—	—	—	—	48	63
Accrued investment income	318	313	95	89	—	1	2	1	415	404
Premiums receivable and agents’ balances, net	5,324	4,973	664	634	—	—	—	—	5,988	5,607
Reinsurance recoverables, net [2]	6,589	6,602	261	260	—	—	244	242	7,094	7,104
Deferred policy acquisition costs ("DAC")	1,132	1,078	37	35	—	—	—	—	1,169	1,113
Deferred income taxes	704	681	23	13	2	4	453	475	1,182	1,173
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	768	784	58	57	7	8	46	47	879	896
Other intangible assets	333	340	347	357	10	10	—	—	690	707
Other assets	1,275	1,130	138	131	107	88	433	405	1,953	1,754
Total assets	$60,659	$59,525	$13,490	$13,697	$714	$684	$2,847	$2,874	$77,710	$76,780
Unpaid losses and loss adjustment expenses	$34,537	$34,044	$8,234	$8,274	$—	$—	$—	$—	$42,771	$42,318
Reserves for future policy benefits [2]	—	—	303	312	—	—	176	172	479	484
Other policyholder funds and benefits payable [2]	—	—	408	408	—	—	225	230	633	638
Unearned premiums	8,981	8,561	39	38	—	—	—	—	9,020	8,599
Debt	—	—	—	—	—	—	4,363	4,362	4,363	4,362
Other liabilities	2,631	2,754	241	220	166	150	1,938	1,928	4,976	5,052
Total liabilities	46,149	45,359	9,225	9,252	166	150	6,702	6,692	62,242	61,453
Common stockholders' equity, excluding AOCI*	15,778	15,322	4,617	4,752	548	534	(2,812)	(2,766)	18,131	17,842
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(1,268)	(1,156)	(352)	(307)	—	—	(1,377)	(1,386)	(2,997)	(2,849)
Total stockholders' equity	14,510	14,166	4,265	4,445	548	534	(3,855)	(3,818)	15,468	15,327
Total liabilities and stockholders' equity	$60,659	$59,525	$13,490	$13,697	$714	$684	$2,847	$2,874	$77,710	$76,780
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.0 billion and $1.1 billion as of March 31, 2024 and December 31, 2023, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
DEBT
Senior notes	$3,864	$3,863	$3,862	$3,861	$3,859
Junior subordinated debentures	499	499	499	499	499
Total debt	$4,363	$4,362	$4,361	$4,360	$4,358
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$15,468	$15,327	$13,679	$14,152	$14,340
Less: Preferred stock	334	334	334	334	334
Less: AOCI	(2,997)	(2,849)	(4,178)	(3,524)	(3,254)
Common stockholders' equity, excluding AOCI	$18,131	$17,842	$17,523	$17,342	$17,260
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$19,831	$19,689	$18,040	$18,512	$18,698
Total capitalization, excluding AOCI, net of tax*	$22,828	$22,538	$22,218	$22,036	$21,952
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	22.0%	22.2%	24.2%	23.6%	23.3%
Total debt to capitalization, excluding AOCI*	19.1%	19.4%	19.6%	19.8%	19.9%
Total debt and preferred stock to capitalization, including AOCI	23.7%	23.9%	26.0%	25.4%	25.1%
Total debt and preferred stock to capitalization, excluding AOCI*	20.6%	20.8%	21.1%	21.3%	21.4%
Total rating agency adjusted debt to capitalization [1] [2]	22.9%	23.7%	25.7%	25.0%	24.7%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	17.1:1	14.6:1	13.6:1	12.8:1	12.6:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of March 31, 2024 and 2023.
[2]2024 results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology. 2023 results reflect 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock based on the rating agency methodology in place as of December 31, 2023.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
MARCH 31, 2024

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$515	$133
U.S. statutory capital [2][3][4]	$12,920	$2,640
U.S. GAAP adjustments [2]:
DAC	1,088	37
Non-admitted deferred tax assets [5]	236	155
Deferred taxes [6]	(221)	(293)
Goodwill	107	723
Other intangible assets	25	347
Non-admitted assets other than deferred taxes	922	78
Asset valuation and interest maintenance reserve	—	294
Benefit reserves	(67)	345
Unrealized gains (losses) on investments	(1,565)	(567)
Deferred gain on retroactive reinsurance agreements [7]	(937)	—
Other, net	943	506
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	13,451	4,265
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,059	—
Total U.S. GAAP stockholders’ equity	$14,510	$4,265
[1]Statutory net income is for the three months ended March 31, 2024.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and asbestos and environmental adverse development cover ("A&E ADC") agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net unrealized gain (loss) on fixed maturities, AFS	$(1,642)	$(1,482)	$(2,948)	$(2,277)	$(2,008)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(7)	(8)	(9)	(10)	(13)
Net gains on cash flow hedging instruments	21	21	27	31	48
Total net unrealized gain (loss)	(1,628)	(1,469)	(2,930)	(2,256)	(1,973)
Foreign currency translation adjustments	36	37	35	36	33
Liability for future policy benefits adjustments	30	25	47	32	27
Pension and other postretirement plan adjustments	(1,435)	(1,442)	(1,330)	(1,336)	(1,341)
Total AOCI	$(2,997)	$(2,849)	$(4,178)	$(3,524)	$(3,254)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Written premiums	$4,206	$3,770	$3,872	$3,979	$3,856
Change in unearned premium reserve	345	(72)	137	333	351
Earned premiums	3,861	3,842	3,735	3,646	3,505
Fee income	19	18	18	17	18
Losses and loss adjustment expenses
Current accident year before catastrophes	2,300	2,306	2,255	2,216	2,085
Current accident year catastrophes	161	81	184	226	185
Prior accident year development [1]	(56)	92	(43)	(39)	—
Total losses and loss adjustment expenses	2,405	2,479	2,396	2,403	2,270
Amortization of DAC	536	526	509	493	482
Underwriting expenses	642	596	601	616	604
Amortization of other intangible assets	8	8	8	7	8
Dividends to policyholders	10	8	16	7	8
Underwriting gain*	279	243	223	137	151
Net investment income	459	505	460	415	392
Net realized gains (losses)	13	(54)	(45)	(57)	(23)
Net servicing and other income (expense)	2	2	5	7	6
Income before income taxes	753	696	643	502	526
Income tax expense	138	129	127	95	100
Net income	615	567	516	407	426
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(15)	45	35	48	23
Integration and other non-recurring M&A costs, before tax	2	1	1	2	—
Change in deferred gain on retroactive reinsurance, before tax [1]	(24)	194	—	—	—
Income tax expense (benefit) [2]	8	(49)	(7)	(11)	(5)
Core earnings	$586	$758	$545	$446	$444
ROE
Net income available to common stockholders [3]	18.5%	17.5%	17.6%	13.8%	12.8%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	1.1%	1.5%	1.1%	1.8%	3.3%
Integration and other non-recurring M&A costs, before tax	0.1%	—%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [1]	1.6%	1.9%	2.5%	2.3%	2.2%
Income tax benefit [2]	(0.6%)	(0.7%)	(0.8%)	(0.9%)	(1.3%)
Impact of AOCI, excluded from core earnings ROE	(2.6%)	(2.9%)	(4.3%)	(2.6%)	(1.6%)
Core earnings [3]	18.1%	17.3%	16.2%	14.5%	15.5%
[1]Prior accident year development for the three months ended March 31, 2024, includes a $24 benefit for amortization of a deferred gain under retroactive reinsurance accounting related to the Navigators ADC as the Company began collecting recoveries of the ceded losses from NICO during the period. See [3] on page 2 for more information. For periods prior to March 31, 2024, prior accident year development does not include a benefit for the portion of ceded losses in excess of ceded premium paid under ADC agreements, which were accounted for as deferred gains under retroactive reinsurance accounting.
[2]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Workers’ compensation	$(67)	$(62)	$(61)	$(52)	$(61)
Workers' compensation discount accretion	12	10	10	11	11
General liability	17	2	11	16	12
Marine	7	(1)	—	(2)	1
Package business	—	(6)	(10)	(3)	(5)
Commercial property	(3)	(9)	2	(5)	5
Professional liability	(5)	1	—	(3)	—
Bond	—	(39)	—	12	—
Assumed reinsurance	9	15	2	15	2
Automobile liability - Commercial Lines	—	14	—	6	—
Automobile liability - Personal Lines	—	—	—	—	—
Homeowners	—	(7)	—	2	(1)
Net asbestos and environmental reserves	—	—	—	—	—
Catastrophes	—	(43)	—	(44)	—
Uncollectible reinsurance	—	—	1	4	8
Other reserve re-estimates, net [1]	(2)	23	2	4	28
Prior accident year development before change in deferred gain	(32)	(102)	(43)	(39)	—
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	(24)	194	—	—	—
Total prior accident year development	$(56)	$92	$(43)	$(39)	$—
[1]Other reserve re-estimates, net for the three months ended March 31, 2024 and 2023 includes a $7 decrease and a $20 increase, respectively, in automobile physical damage reserves within Personal Lines.
[2]Refer to [1] on page 8 for information about the change in deferred gain on retroactive reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
UNDERWRITING GAIN	$279	$243	$223	$137	$151
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	59.6	60.0	60.4	60.8	59.5
Current accident year catastrophes	4.2	2.1	4.9	6.2	5.3
Prior accident year development [1]	(1.5)	2.4	(1.2)	(1.1)	—
Total loss and loss adjustment expense ratio	62.3	64.5	64.1	65.9	64.8
Expense ratio [2]	30.2	28.9	29.5	30.1	30.7
Policyholder dividend ratio	0.3	0.2	0.4	0.2	0.2
Combined ratio	92.8	93.7	94.0	96.2	95.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.7)	(4.5)	(3.7)	(5.1)	(5.3)
Underlying combined ratio *	90.1	89.2	90.3	91.1	90.4
[1]Refer to [1] on page 8 for information about the change in deferred gain on retroactive reinsurance.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Written premiums	$3,362	$2,990	$3,003	$3,177	$3,109
Change in unearned premium reserve	314	(48)	52	291	343
Earned premiums	3,048	3,038	2,951	2,886	2,766
Fee income	11	10	11	10	10
Losses and loss adjustment expenses
Current accident year before catastrophes	1,725	1,704	1,669	1,638	1,564
Current accident year catastrophes	109	60	115	123	138
Prior accident year development [1]	(56)	(118)	(46)	(38)	(23)
Total losses and loss adjustment expenses	1,778	1,646	1,738	1,723	1,679
Amortization of DAC	476	468	451	436	424
Underwriting expenses	487	452	460	469	456
Amortization of other intangible assets	7	8	7	7	7
Dividends to policyholders	10	8	16	7	8
Underwriting gain	301	466	290	254	202
Net investment income	391	435	395	364	338
Net realized gains (losses)	12	(48)	(38)	(51)	(19)
Other income (expense) [2]	(2)	(3)	2	—	—
Income before income taxes	702	850	649	567	521
Income tax expense	129	163	130	109	100
Net income	573	687	519	458	421
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(13)	41	29	43	19
Integration and other non-recurring M&A costs, before tax [2]	2	1	1	2	—
Change in deferred gain on retroactive reinsurance, before tax [1]	(24)	—	—	—	—
Income tax expense (benefit) [3]	8	(6)	(7)	(10)	(4)
Core earnings	$546	$723	$542	$493	$436
[1]Refer to [1] on page 8 for information about the change in deferred gain on retroactive reinsurance.
[2]Includes Navigators Group integration costs.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Workers’ compensation	$(67)	$(62)	$(61)	$(52)	$(61)
Workers' compensation discount accretion	12	10	10	11	11
General liability	17	2	11	16	12
Marine	7	(1)	—	(2)	1
Package business	—	(6)	(10)	(3)	(5)
Commercial property	(3)	(9)	2	(5)	5
Professional liability	(5)	1	—	(3)	—
Bond	—	(39)	—	12	—
Assumed reinsurance	9	15	2	15	2
Automobile liability	—	14	—	6	—
Catastrophes	—	(43)	—	(40)	—
Uncollectible reinsurance	(7)	—	(2)	4	5
Other reserve re-estimates, net	5	—	2	3	7
Prior accident year development before change in deferred gain	(32)	(118)	(46)	(38)	(23)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(24)	—	—	—	—
Total prior accident year development	$(56)	$(118)	$(46)	$(38)	$(23)
[1]Refer to [1] on page 8 for information about the change in deferred gain on retroactive reinsurance.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
UNDERWRITING GAIN	$301	$466	$290	$254	$202
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	56.6	56.1	56.6	56.8	56.5
Current accident year catastrophes	3.6	2.0	3.9	4.3	5.0
Prior accident year development	(1.8)	(3.9)	(1.6)	(1.3)	(0.8)
Total loss and loss adjustment expense ratio	58.3	54.2	58.9	59.7	60.7
Expense ratio [1]	31.5	30.2	30.7	31.3	31.7
Policyholder dividend ratio	0.3	0.3	0.5	0.2	0.3
Combined ratio [2]	90.1	84.7	90.2	91.2	92.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(1.8)	1.9	(2.3)	(3.0)	(4.2)
Underlying combined ratio	88.4	86.6	87.8	88.3	88.5

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	89.0	84.0	87.7	90.8	90.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.8)	(3.4)	(3.2)	(5.7)	(6.2)
Prior accident year development	4.3	5.2	5.2	4.5	4.9
Underlying combined ratio	89.6	85.8	89.7	89.7	89.5
MIDDLE & LARGE COMMERCIAL
Combined ratio	94.0	89.3	94.5	93.6	97.6
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.6)	(0.1)	(4.5)	(3.8)	(5.0)
Prior accident year development	(1.2)	1.2	(1.8)	(1.1)	(2.7)
Underlying combined ratio	89.2	90.3	88.1	88.7	89.9
GLOBAL SPECIALTY
Combined ratio [2]	87.8	79.6	88.9	87.3	88.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.3)	(2.0)	(4.3)	(2.6)	(3.1)
Prior accident year development	0.7	5.3	(0.3)	0.3	(0.4)
Underlying combined ratio	85.3	82.9	84.3	85.0	85.2
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]The three months ended March 31, 2024 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $24 representing a benefit of 0.8 points for the Commercial Lines combined ratio and 2.8 points for the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
WRITTEN PREMIUMS
Small Commercial	$1,425	$1,220	$1,228	$1,266	$1,319
Middle & Large Commercial	1,016	1,010	1,031	1,013	935
Middle Market	872	860	900	881	796
National Accounts and Other	144	150	131	132	139
Global Specialty [1]	907	748	730	885	842
U.S.	505	495	500	551	468
International	106	122	96	121	99
Global Re	296	131	134	213	275
Other	14	12	14	13	13
Total	$3,362	$2,990	$3,003	$3,177	$3,109
EARNED PREMIUMS
Small Commercial	$1,248	$1,251	$1,221	$1,190	$1,139
Middle & Large Commercial	996	989	955	948	914
Middle Market	864	851	829	806	785
National Accounts and Other	132	138	126	142	129
Global Specialty [1]	789	786	761	735	700
U.S.	503	500	501	484	463
International	105	108	104	108	99
Global Re	181	178	156	143	138
Other	15	12	14	13	13
Total	$3,048	$3,038	$2,951	$2,886	$2,766

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$268	$216	$220	$237	$242
Renewal Written Price Increases	5.2%	5.6%	4.7%	4.3%	3.8%
Policy Count Retention	85%	85%	85%	85%	86%
Policies in Force (in thousands)	1,512	1,492	1,479	1,461	1,439
Middle Market [2]
Net New Business Premium	$174	$168	$137	$164	$148
Renewal Written Price Increases	6.9%	7.5%	7.7%	7.2%	6.5%
Premium Retention	83%	84%	82%	83%	82%
Global Specialty
Gross New Business Premium [3]	$223	$230	$216	$246	$191
Renewal Written Price Increases [4]	6.1%	4.7%	3.7%	5.1%	3.7%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Written premiums	$844	$780	$869	$802	$747
Change in unearned premium reserve	31	(24)	85	42	8
Earned premiums	813	804	784	760	739
Fee income	8	8	7	7	8
Losses and loss adjustment expenses
Current accident year before catastrophes	575	602	586	578	521
Current accident year catastrophes	52	21	69	103	47
Prior accident year development	(7)	(7)	1	(3)	20
Total losses and loss adjustment expenses	620	616	656	678	588
Amortization of DAC	60	58	58	57	58
Underwriting expenses	153	148	138	145	145
Amortization of other intangible assets	1	—	1	—	1
Underwriting gain (loss)	(13)	(10)	(62)	(113)	(45)
Net investment income	50	52	47	34	38
Net realized gains (losses)	1	(5)	(5)	(5)	(1)
Net servicing and other income (expense)	4	5	3	7	6
Income (loss) before income taxes	42	42	(17)	(77)	(2)
Income tax expense (benefit)	8	8	(5)	(17)	(1)
Net income (loss)	34	34	(12)	(60)	(1)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	(2)	3	5	4	1
Income tax expense (benefit) [1]	1	(1)	(1)	(1)	—
Core earnings (loss)	$33	$36	$(8)	$(57)	$—
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Automobile liability	$—	$—	$—	$—	$—
Homeowners	—	(7)	—	2	(1)
Catastrophes	—	—	—	(4)	—
Uncollectible reinsurance	—	—	1	—	—
Other reserve re-estimates, net [1]	(7)	—	—	(1)	21
Total prior accident year development	$(7)	$(7)	$1	$(3)	$20
[1]Other reserve re-estimates, net for the three months ended March 31, 2024 and 2023 includes a $7 decrease and a $20 increase, respectively, in automobile physical damage reserves.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
UNDERWRITING GAIN (LOSS)	$(13)	$(10)	$(62)	$(113)	$(45)
UNDERWRITING RATIOS
Loss and loss adjustment expense ratio
Current accident year before catastrophes	70.7	74.9	74.7	76.1	70.5
Current accident year catastrophes	6.4	2.6	8.8	13.6	6.4
Prior accident year development	(0.9)	(0.9)	0.1	(0.4)	2.7
Total loss and loss adjustment expense ratio	76.3	76.6	83.7	89.2	79.6
Expense ratio	25.3	24.6	24.2	25.7	26.5
Combined ratio	101.6	101.2	107.9	114.9	106.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(5.5)	(1.7)	(8.9)	(13.2)	(9.1)
Underlying combined ratio	96.1	99.5	99.0	101.7	97.0
PRODUCT
Automobile
Combined ratio	103.9	113.7	110.8	116.4	110.2
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(1.0)	(0.2)	(2.3)	(3.8)	(1.1)
Prior accident year development	1.6	0.1	—	(0.8)	(4.0)
Underlying combined ratio	104.4	113.5	108.5	111.8	105.1
Homeowners
Combined ratio	96.2	72.7	101.4	115.1	96.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(18.7)	(8.0)	(23.1)	(35.5)	(17.8)
Prior accident year development	(0.5)	2.7	(0.3)	(0.1)	(0.1)
Underlying combined ratio	77.0	67.3	78.1	79.6	78.9

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$724	$663	$754	$698	$648
AARP Agency	61	60	57	52	50
Other Agency	55	52	53	48	44
Other	4	5	5	4	5
Total	$844	$780	$869	$802	$747
EARNED PREMIUMS
AARP Direct	$702	$697	$681	$659	$640
AARP Agency	56	55	50	51	49
Other Agency	51	47	47	45	45
Other	4	5	6	5	5
Total	$813	$804	$784	$760	$739
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$600	$545	$596	$543	$529
Homeowners	244	235	273	259	218
Total	$844	$780	$869	$802	$747
EARNED PREMIUMS
Automobile	$566	$561	$541	$523	$509
Homeowners	247	243	243	237	230
Total	$813	$804	$784	$760	$739

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$72	$65	$61	$52	$46
Homeowners	$34	$25	$25	$22	$21
Renewal Written Price Increases
Automobile	25.7%	21.8%	19.6%	13.7%	9.9%
Homeowners	15.2%	14.6%	14.0%	14.4%	13.9%
Policy Count Retention
Automobile	84%	85%	85%	86%	85%
Homeowners	84%	85%	84%	84%	84%
Effective Policy Count Retention
Automobile	80%	82%	82%	83%	84%
Homeowners	83%	84%	84%	84%	84%
Policies in Force (in thousands)
Automobile	1,233	1,257	1,270	1,287	1,305
Homeowners	701	704	712	723	731

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Losses and loss adjustment expenses
Prior accident year development	$7	$217	$2	$2	$3
Total losses and loss adjustment expenses	7	217	2	2	3
Underwriting expenses	2	(4)	3	2	3
Underwriting loss	(9)	(213)	(5)	(4)	(6)
Net investment income	18	18	18	17	16
Net realized losses	—	(1)	(2)	(1)	(3)
Income (loss) before income taxes	9	(196)	11	12	7
Income tax expense (benefit)	1	(42)	2	3	1
Net income (loss)	8	(154)	9	9	6
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses excluded from core earnings, before tax	—	1	1	1	3
Change in deferred gain on retroactive reinsurance, before tax	—	194	—	—	—
Income tax expense (benefit) [1]	(1)	(42)	1	—	(1)
Core earnings (loss)	$7	$(1)	$11	$10	$8
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings (loss).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Earned premiums	$1,585	$1,591	$1,575	$1,574	$1,558
Fee income	54	56	54	56	51
Net investment income	114	125	121	113	110
Net realized gains (losses)	1	—	(31)	(19)	5
Total revenues	1,754	1,772	1,719	1,724	1,724
Benefits, losses and loss adjustment expenses	1,204	1,152	1,146	1,175	1,210
Amortization of DAC	9	8	8	9	9
Insurance operating costs and other expenses	397	381	372	381	380
Amortization of other intangible assets	10	10	10	10	10
Total benefits, losses and expenses	1,620	1,551	1,536	1,575	1,609
Income before income taxes	134	221	183	149	115
Income tax expense	26	45	37	28	23
Net income	108	176	146	121	92
Adjustments to reconcile net income (loss) to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(1)	(2)	28	16	(5)
Integration and other non-recurring M&A costs, before tax	—	1	1	—	2
Income tax expense (benefit) [1]	—	(1)	(5)	(4)	1
Core earnings	$107	$174	$170	$133	$90
Margin
Net income margin	6.2%	9.9%	8.5%	7.0%	5.3%
Core earnings margin*	6.1%	9.8%	9.8%	7.6%	5.2%
ROE
Net income available to common stockholders [2]	16.1%	15.4%	15.9%	13.0%	11.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses, excluded from core earnings, before tax	1.3%	1.2%	1.3%	1.5%	3.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.2%	0.2%	0.2%
Income tax expense (benefit) [1]	(0.3%)	(0.3%)	(0.2%)	(0.4%)	(0.7%)
Impact of AOCI, excluded from core earnings ROE	(2.1%)	(2.1%)	(3.4%)	(1.8%)	(0.9%)
Core earnings [2]	15.1%	14.3%	13.8%	12.5%	13.6%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
PREMIUMS
Fully insured ongoing premiums
Group disability	$836	$845	$827	$822	$814
Group life	645	647	640	650	643
Other [1]	104	98	102	102	100
Total fully insured ongoing premiums	1,585	1,590	1,569	1,574	1,557
Total buyouts [2]	—	1	6	—	1
Total premiums	$1,585	$1,591	$1,575	$1,574	$1,558
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$247	$43	$83	$77	$209
Group life	154	21	45	60	227
Other [1]	43	7	15	14	38
Total fully insured ongoing sales	444	71	143	151	474
Total buyouts [2]	—	1	6	—	1
Total sales	$444	$72	$149	$151	$475
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	70.1%	63.6%	67.3%	67.0%	70.4%
Group life loss ratio	82.6%	83.0%	80.2%	84.1%	86.7%
Total loss ratio	73.5%	69.9%	70.2%	72.1%	75.2%
Expense ratio [3]	25.4%	24.2%	24.0%	24.5%	24.7%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Investment management fees	$191	$183	$189	$186	$182
Shareowner servicing fees	21	21	21	21	21
Other revenue	42	42	42	41	41
Net realized gains (losses)	5	8	(4)	1	5
Total revenues	259	254	248	249	249
Sub-advisory expense	69	67	67	66	65
Employee compensation and benefits	35	30	28	29	34
Distribution and service	73	70	73	73	73
General, administrative and other	26	29	27	24	26
Total expenses	203	196	195	192	198
Income before income taxes	56	58	53	57	51
Income tax expense	11	11	12	12	10
Net income	45	47	41	45	41
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(5)	(8)	4	(1)	(5)
Income tax expense [1]	1	—	—	—	1
Core earnings	$41	$39	$45	$44	$37
Daily average Hartford Funds AUM	$131,648	$124,676	$128,786	$127,540	$127,084
Return on assets (bps, net of tax) [2]
Net income	13.7	15.1	12.7	14.1	12.9
Core earnings*	12.5	12.5	14.0	13.8	11.6
ROE
Net income available to common stockholders [3]	43.6%	43.9%	44.9%	44.9%	42.7%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(2.5%)	(2.6%)	(2.4%)	(1.1%)	2.7%
Income tax expense (benefit) [1]	0.3%	0.3%	0.5%	(0.3%)	(1.1%)
Impact of AOCI, excluded from core earnings ROE	(1.7%)	(1.8%)	(2.5%)	(1.9%)	(1.5%)
Core earnings [3]	39.7%	39.8%	40.5%	41.6%	42.8%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Equity Funds
Beginning balance	$79,352	$74,306	$78,951	$76,132	$73,782
Sales	3,428	3,077	3,096	3,447	4,202
Redemptions	(5,488)	(5,303)	(4,366)	(4,145)	(5,221)
Net flows	(2,060)	(2,226)	(1,270)	(698)	(1,019)
Change in market value and other	6,045	7,272	(3,375)	3,517	3,369
Ending balance	$83,337	$79,352	$74,306	$78,951	$76,132
Fixed Income Funds
Beginning balance	$16,773	$15,941	$16,149	$16,399	$15,861
Sales	1,822	1,553	1,160	1,216	1,521
Redemptions	(1,497)	(1,692)	(1,127)	(1,468)	(1,372)
Net flows	325	(139)	33	(252)	149
Change in market value and other	103	971	(241)	2	389
Ending balance	$17,201	$16,773	$15,941	$16,149	$16,399
Multi-Strategy Investments Funds [1]
Beginning balance	$19,292	$18,573	$19,764	$19,941	$19,975
Sales	387	416	354	402	516
Redemptions	(954)	(1,134)	(968)	(918)	(892)
Net flows	(567)	(718)	(614)	(516)	(376)
Change in market value and other	543	1,437	(577)	339	342
Ending balance	$19,268	$19,292	$18,573	$19,764	$19,941
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$3,899	$3,362	$3,243	$3,036	$2,854
Net flows	(209)	120	222	210	67
Change in market value and other	63	417	(103)	(3)	115
Ending balance	$3,753	$3,899	$3,362	$3,243	$3,036
Mutual Fund and ETF AUM
Beginning balance	$119,316	$112,182	$118,107	$115,508	$112,472
Sales - mutual fund	5,637	5,046	4,610	5,065	6,239
Redemptions - mutual fund	(7,939)	(8,129)	(6,461)	(6,531)	(7,485)
Net flows - ETF	(209)	120	222	210	67
Net flows - mutual fund and ETF	(2,511)	(2,963)	(1,629)	(1,256)	(1,179)
Change in market value and other	6,754	10,097	(4,296)	3,855	4,215
Ending balance	123,559	119,316	112,182	118,107	115,508
Third-party life and annuity separate account AUM	12,083	11,709	11,011	11,799	11,672
Hartford Funds AUM	$135,642	$131,025	$123,193	$129,906	$127,180
[1]Includes balanced, allocation, and alternative investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Fee income [1]	$10	$9	$10	$11	$9
Other revenue	—	—	1	—	1
Net investment income	16	17	12	8	10
Net realized gains (losses)	9	19	(10)	11	6
Total revenues	35	45	13	30	26
Benefits, losses and loss adjustment expenses [2]	2	2	1	2	2
Insurance operating costs and other expenses [1]	14	17	27	11	13
Interest expense	50	49	50	50	50
Restructuring and other costs	1	2	1	3	—
Total expenses	67	70	79	66	65
Loss before income taxes	(32)	(25)	(66)	(36)	(39)
Income tax benefit	(17)	(6)	(14)	(10)	(15)
Net loss	(15)	(19)	(52)	(26)	(24)
Preferred stock dividends	5	5	6	5	5
Net loss available to common stockholders	(20)	(24)	(58)	(31)	(29)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(9)	(19)	9	(10)	(6)
Restructuring and other costs, before tax	1	2	1	3	—
Income tax expense (benefit) [3]	3	5	(4)	3	—
Core loss	$(25)	$(36)	$(52)	$(35)	$(35)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$483	$466	$433	$411	$395
Tax-exempt	43	44	47	49	50
Total fixed maturities	526	510	480	460	445
Equity securities	9	14	9	9	13
Mortgage loans	63	61	59	58	57
Limited partnerships and other alternative investments [2]	16	82	72	32	26
Other [3]	6	8	(1)	4	(2)
Subtotal	620	675	619	563	539
Investment expense	(27)	(22)	(22)	(23)	(24)
Total net investment income	$593	$653	$597	$540	$515
Annualized investment yield, before tax [4]	4.1%	4.5%	4.2%	3.9%	3.7%
Annualized limited partnerships and other alternative investment yield, before tax [4]	1.3%	7.0%	6.3%	2.9%	2.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.3%	4.3%	4.1%	4.0%	3.8%
Annualized investment yield, net of tax [4]	3.3%	3.7%	3.4%	3.1%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.5%	3.5%	3.3%	3.2%	3.0%
Average reinvestment rate [5]	6.1%	6.3%	6.0%	5.3%	5.8%
Average sales/maturities yield [6]	5.0%	4.8%	4.5%	4.1%	4.2%
Portfolio duration (in years) [7]	4.0	3.8	4.1	4.0	4.0
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$373	$359	$333	$316	$304
Tax-exempt	32	33	34	37	37
Total fixed maturities	405	392	367	353	341
Equity securities	6	6	6	7	9
Mortgage loans	46	45	43	42	41
Limited partnerships and other alternative investments [2]	15	71	60	26	21
Other [3]	8	9	—	5	(2)
Subtotal	480	523	476	433	410
Investment expense	(21)	(18)	(16)	(18)	(18)
Total net investment income	$459	$505	$460	$415	$392
Annualized investment yield, before tax [4]	4.1%	4.6%	4.3%	3.9%	3.6%
Annualized limited partnerships and other alternative investment yield, before tax [4]	1.6%	7.7%	6.7%	3.0%	2.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.3%	4.3%	4.0%	4.0%	3.7%
Annualized investment yield, net of tax [4]	3.3%	3.7%	3.5%	3.1%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.5%	3.5%	3.2%	3.2%	3.0%
Average reinvestment rate [5]	6.1%	6.3%	6.0%	5.3%	5.8%
Average sales/maturities yield [6]	4.9%	4.9%	4.5%	4.1%	4.2%
Portfolio duration (in years) [7]	3.8	3.6	3.9	3.8	3.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$93	$92	$86	$85	$81
Tax-exempt	10	10	10	11	12
Total fixed maturities	103	102	96	96	93
Equity securities	1	1	3	1	2
Mortgage loans	17	16	16	16	16
Limited partnerships and other alternative investments [2]	1	11	12	6	5
Other [3]	(2)	(1)	—	(1)	—
Subtotal	120	129	127	118	116
Investment expense	(6)	(4)	(6)	(5)	(6)
Total net investment income	$114	$125	$121	$113	$110
Annualized investment yield, before tax [4]	3.9%	4.2%	4.1%	3.9%	3.8%
Annualized limited partnerships and other alternative investment yield, before tax [4]	0.4%	4.4%	4.8%	2.5%	2.5%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.2%	4.2%	4.1%	4.0%	3.9%
Annualized investment yield, net of tax [4]	3.1%	3.4%	3.3%	3.1%	3.0%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.4%	3.4%	3.3%	3.2%	3.1%
Average reinvestment rate [5]	6.4%	6.2%	5.9%	5.3%	6.0%
Average sales/maturities yield [6]	5.2%	4.6%	4.8%	4.3%	4.4%
Portfolio duration (in years) [7]	5.1	4.9	5.1	4.9	4.8
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED
Net Investment Income by Segment	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Investment Income
Commercial Lines	$391	$435	$395	$364	$338
Personal Lines	50	52	47	34	38
P&C Other Operations	18	18	18	17	16
Total Property & Casualty	459	505	460	415	392
Group Benefits	114	125	121	113	110
Hartford Funds	4	6	4	4	3
Corporate	16	17	12	8	10
Total net investment income by segment	$593	$653	$597	$540	$515

	THREE MONTHS ENDED
Net Investment Income from Limited Partnerships and Other Alternative Investments	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Total Property & Casualty	$15	$71	$60	$26	$21
Group Benefits	1	11	12	6	5
Total net investment income from limited partnerships and other alternative investments [1]	$16	$82	$72	$32	$26
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$5	$4	$6	$3	$17
Gross losses on sales of fixed maturities	(11)	(62)	(27)	(21)	(39)
Equity securities [1]	35	46	(13)	10	35
Net credit losses on fixed maturities, AFS	(1)	(1)	(5)	(3)	(5)
Change in ACL on mortgage loans	3	(5)	(5)	(5)	—
Other net gains (losses) [2]	(3)	(9)	(46)	(48)	(15)
Total net realized gains (losses)	28	(27)	(90)	(64)	(7)
Net realized losses (gains), included in core earnings, before tax [3]	2	11	14	11	—
Total net gains (losses) excluded from core earnings, before tax	30	(16)	(76)	(53)	(7)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	(7)	5	15	10	3
Total net realized gains (losses) excluded from core earnings, after tax	$23	$(11)	$(61)	$(43)	$(4)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives and interest rate derivatives used to manage duration. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar 31 2024		Dec 31 2023		Sept 30 2023		Jun 30 2023		Mar 31 2023
	Amount [1]	Percent	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Total investments	$56,107	100.0%	$55,922	100.0%	$53,320	100.0%	$52,668	100.0%	$53,667	100.0%
Asset-backed securities	$3,499	8.5%	$3,320	8.3%	$3,130	8.2%	$2,685	7.2%	$2,181	5.8%
Collateralized loan obligations	3,168	7.8%	3,090	7.8%	3,043	8.0%	2,981	8.0%	3,013	8.0%
Commercial mortgage-backed securities	3,050	7.4%	3,125	7.8%	3,124	8.2%	3,227	8.6%	3,329	8.9%
Corporate	18,657	45.7%	17,866	44.9%	16,651	43.9%	16,096	42.9%	16,210	43.3%
Foreign government/government agencies	548	1.3%	562	1.4%	567	1.5%	539	1.4%	549	1.5%
Municipal	5,941	14.6%	6,039	15.2%	5,686	15.0%	6,226	16.6%	6,365	17.0%
Residential mortgage-backed securities	4,473	11.0%	4,287	10.8%	3,827	10.1%	3,729	9.9%	3,737	10.0%
U.S. Treasuries	1,504	3.7%	1,529	3.8%	1,934	5.1%	2,014	5.4%	2,060	5.5%
Total fixed maturities, AFS [2]	$40,840	100.0%	$39,818	100.0%	$37,962	100.0%	$37,497	100.0%	$37,444	100.0%
U.S. government/government agencies	$4,846	11.9%	$4,776	12.0%	$4,747	12.5%	$4,790	12.8%	$4,904	13.1%
AAA	6,838	16.7%	7,055	17.7%	6,733	17.8%	6,752	18.0%	6,047	16.1%
AA	7,578	18.5%	7,270	18.3%	6,959	18.3%	6,782	18.1%	6,879	18.4%
A	10,488	25.7%	9,828	24.7%	9,273	24.4%	9,295	24.8%	9,275	24.8%
BBB	9,264	22.7%	9,198	23.1%	8,561	22.6%	8,143	21.7%	8,559	22.9%
BB	1,234	3.0%	1,139	2.9%	1,115	2.9%	1,130	3.0%	1,189	3.2%
B	580	1.5%	539	1.3%	565	1.5%	595	1.6%	576	1.5%
CCC	11	—%	12	—%	8	—%	9	—%	14	—%
CC & below	1	—%	1	—%	1	—%	1	—%	1	—%
Total fixed maturities, AFS [2]	$40,840	100.0%	$39,818	100.0%	$37,962	100.0%	$37,497	100.0%	$37,444	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
MARCH 31, 2024

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,934	$5,676	10.1%
Technology and communications	2,571	2,440	4.4%
Consumer non-cyclical	2,359	2,239	4.0%
Utilities	2,348	2,195	3.9%
Capital goods	1,651	1,589	2.8%
Consumer cyclical	1,417	1,376	2.5%
Energy	1,386	1,338	2.4%
Basic industry	1,055	1,017	1.8%
Transportation	850	794	1.4%
Other	763	729	1.3%
Total	$20,334	$19,393	34.6%
Top Ten Exposures by Issuer [1]
NextEra Energy Inc.	$253	$243	0.4%
Goldman Sachs Group Inc.	219	200	0.4%
Morgan Stanley	202	191	0.3%
Government of Canada	192	188	0.3%
Toronto Dominion Bank	187	176	0.3%
Penske Corporation	175	173	0.3%
Citigroup Inc.	164	158	0.3%
Wells Fargo & Company	162	158	0.3%
UBS Group AG	164	155	0.3%
Duke Energy Corporation	152	154	0.3%
Total	$1,870	$1,796	3.2%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding mutual funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock, accident and health, and reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 95% of the Company's asbestos and environmental exposures, before considering losses ceded to the A&E ADC.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party assets.
Certain operating and statistical measures for P&C Commercial Lines and Personal Lines have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Commercial Lines represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•Policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•Effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle and large commercial, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies-in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in force is a growth measure used for Personal Lines as well as small commercial within Commercial Lines and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.

The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Income available to common stockholders per share	$2.51	$2.55	$2.12	$1.75	$1.69
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	(0.10)	0.05	0.25	0.17	0.02
Restructuring and other costs, before tax	—	0.01	—	0.01	—
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	(0.08)	0.65	—	—	—
Income tax expense (benefit) on items excluded from core earnings	0.04	(0.16)	(0.06)	(0.04)	(0.01)
Core earnings per share	$2.38	$3.11	$2.32	$1.90	$1.71
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net Income available to common stockholders per diluted share	$2.47	$2.51	$2.09	$1.73	$1.66
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	(0.10)	0.05	0.25	0.17	0.02
Restructuring and other costs, before tax	—	0.01	—	0.01	—
Integration and other non-recurring M&A costs, before tax	0.01	0.01	0.01	0.01	0.01
Change in deferred gain on retroactive reinsurance, before tax	(0.08)	0.64	—	—	—
Income tax expense (benefit) on items excluded from core earnings	0.04	(0.16)	(0.06)	(0.04)	(0.01)
Core earnings per diluted share	$2.34	$3.06	$2.29	$1.88	$1.68
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income ROE	18.5%	17.5%	17.7%	14.4%	12.8%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses excluded from core earnings, before tax	0.8%	1.1%	0.9%	1.5%	3.3%
Restructuring and other costs, before tax	—%	—%	0.1%	0.1%	0.1%
Loss on extinguishment of debt, before tax	—%	—%	—%	—%	0.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	1.2%	1.4%	1.8%	1.7%	1.5%
Income tax benefit on items not included in core earnings	(0.4%)	(0.5%)	(0.6%)	(0.8%)	(1.1%)
Impact of AOCI, excluded from denominator of core earnings ROE	(3.6%)	(3.8%)	(5.1%)	(3.4%)	(2.5%)
Core earnings ROE	16.6%	15.8%	14.9%	13.6%	14.3%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income	$615	$567	$516	$407	$426
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(459)	(505)	(460)	(415)	(392)
Net realized losses (gains)	(13)	54	45	57	23
Net servicing and other income	(2)	(2)	(5)	(7)	(6)
Income tax expense	138	129	127	95	100
Underwriting gain	279	243	223	137	151
Current accident year catastrophes	161	81	184	226	185
Prior accident year development	(56)	92	(43)	(39)	—
Underlying underwriting gain	$384	$416	$364	$324	$336
COMMERCIAL LINES

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income	$573	$687	$519	$458	$421
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(391)	(435)	(395)	(364)	(338)
Net realized losses (gains)	(12)	48	38	51	19
Other expense (income)	2	3	(2)	—	—
Income tax expense	129	163	130	109	100
Underwriting gain	301	466	290	254	202
Current accident year catastrophes	109	60	115	123	138
Prior accident year development	(56)	(118)	(46)	(38)	(23)
Underlying underwriting gain	$354	$408	$359	$339	$317

PERSONAL LINES

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income (loss)	$34	$34	$(12)	$(60)	$(1)
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(50)	(52)	(47)	(34)	(38)
Net realized losses (gains)	(1)	5	5	5	1
Net servicing and other income	(4)	(5)	(3)	(7)	(6)
Income tax expense (benefit)	8	8	(5)	(17)	(1)
Underwriting loss	(13)	(10)	(62)	(113)	(45)
Current accident year catastrophes	52	21	69	103	47
Prior accident year development	(7)	(7)	1	(3)	20
Underlying underwriting gain (loss)	$32	$4	$8	$(13)	$22
P&C OTHER OPERATIONS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income (loss)	$8	$(154)	$9	$9	$6
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(18)	(18)	(18)	(17)	(16)
Net realized losses	—	1	2	1	3
Income tax expense (benefit)	1	(42)	2	3	1
Underwriting loss	(9)	(213)	(5)	(4)	(6)
Prior accident year development	7	217	2	2	3
Underlying underwriting gain (loss)	$(2)	$4	$(3)	$(2)	$(3)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Net income margin	6.2%	9.9%	8.5%	7.0%	5.3%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	(0.1)%	(0.1)%	1.5%	0.8%	(0.3)%
Integration and other non-recurring M&A costs, before tax	—%	0.1%	0.1%	—%	0.1%
Income tax expense (benefit)	—%	(0.1)%	(0.3)%	(0.2)%	0.1%
Core earnings margin	6.1%	9.8%	9.8%	7.6%	5.2%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Return on Assets ("ROA")	13.7	15.1	12.7	14.1	12.9
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(1.5)	(2.6)	1.3	(0.3)	(1.6)
Effect of income tax expense	0.3	—	—	—	0.3
Return on Assets ("ROA"), core earnings	12.5	12.5	14.0	13.8	11.6

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Total net investment income	$593	$653	$597	$540	$515
Adjustment for income from limited partnerships and other alternative investments	(16)	(82)	(72)	(32)	(26)
Net investment income excluding limited partnerships and other alternative investments	$577	$571	$525	$508	$489
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Total net investment income	$459	$505	$460	$415	$392
Adjustment for income from limited partnerships and other alternative investments	(15)	(71)	(60)	(26)	(21)
Net investment income excluding limited partnerships and other alternative investments	$444	$434	$400	$389	$371
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Total net investment income	$114	$125	$121	$113	$110
Adjustment for income from limited partnerships and other alternative investments	(1)	(11)	(12)	(6)	(5)
Net investment income excluding limited partnerships and other alternative investments	$113	$114	$109	$107	$105

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Annualized investment yield	4.1%	4.5%	4.2%	3.9%	3.7%
Adjustment for income from limited partnerships and other alternative investments	0.2%	(0.2)%	(0.1)%	0.1%	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.3%	4.3%	4.1%	4.0%	3.8%
PROPERTY & CASUALTY

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Annualized investment yield	4.1%	4.6%	4.3%	3.9%	3.6%
Adjustment for income from limited partnerships and other alternative investments	0.2%	(0.3)%	(0.3)%	0.1%	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.3%	4.3%	4.0%	4.0%	3.7%
GROUP BENEFITS

	THREE MONTHS ENDED
	Mar 31 2024	Dec 31 2023	Sept 30 2023	Jun 30 2023	Mar 31 2023
Annualized investment yield	3.9%	4.2%	4.1%	3.9%	3.8%
Adjustment for income from limited partnerships and other alternative investments	0.3%	—%	—%	0.1%	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.2%	4.2%	4.1%	4.0%	3.9%